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                                                                   Exhibit 10.24

                              AMENDMENT NO. 1 TO
                                PROMISSORY NOTE

     THIS AMENDMENT NO. 1 TO PROMISSORY NOTE (the "Amendment") is entered into as of March 3, 2000 by and among Peapod, Inc., a Delaware corporation (the "Company"), and William Malloy (the "Executive")

                              W I T N E S S E T H

     WHEREAS, the Executive has executed a Promissory Note dated September 27, 1999 (the "Promissory Note") in favor of the Company;

     WHEREAS, the Company and the Executive desire to amend the Promissory Note in certain respects; and

     WHEREAS, the terms used in this Amendment which are defined in the Promissory Note shall have the respective meanings set forth in the Promissory Note, unless otherwise defined herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

          1. The last sentence of paragraph (c) is hereby amended and restated in its entirety to read as follows:

     "The terms "Cause", "Good Reason" and "Change in Control" shall have the meanings ascribed to those terms in the Severance Agreement between the Company and the Executive, dated September 27, 1999 and as amended from time to time."

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first written above.

                                   PEAPOD, INC.

                                      /s/ Andrew Parkinson
                                   By:____________________________
                                   Name: Andrew Parkinson

                                   /s/ William Malloy
                                   _______________________________
                                   William Malloy

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